UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
 (Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:  May 31

Date of reporting period: August 31, 2015

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments
August 31, 2015 (Unaudited)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 67.42%
Angola - 0.32%
Republic of Angola	USD	7.000%	08/16/2019	5,857,000	$5,798,430	(1)

Argentina - 2.75%
Republic of Argentina:
	USD	7.000%	04/17/2017	34,126,043	32,489,890
	EUR	5.870%	03/31/2023	10,755,000	7,404,886	(2)
	USD	0.000%	03/31/2023	184,000	220,800	(2)(3)
	USD	6.000%	03/31/2023	7,841,000	9,409,200	(2)
	EUR	8.500%	07/01/2049	700,000	738,375	(2)
					50,263,151

Azerbaijan - 0.84%
Republic of Azerbaijan	USD	4.750%	03/18/2024	16,005,000	15,384,806	(4)

Brazil - 6.21%
Brazil Loan Trust 1	USD	5.477%	07/24/2023	18,232,938	17,275,709	(4)
Brazil Minas SPE via State of Minas Gerais:
	USD	5.333%	02/15/2028	496,000	441,440	(4)
	USD	5.333%	02/15/2028	1,479,000	1,316,310	(1)
Republic of Brazil:
	USD	4.250%	01/07/2025	53,868,000	50,097,240
	USD	8.750%	02/04/2025	834,000	1,052,925
	USD	8.250%	01/20/2034	12,755,000	14,859,575
	USD	7.125%	01/20/2037	21,858,000	23,048,715
	USD	5.000%	01/27/2045	6,719,000	5,442,390
					113,534,304

Colombia - 4.57%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,870,000,000	2,969,146	(1)
Republic of Colombia:
	COP	12.000%	10/22/2015	4,798,000,000	1,584,757
	USD	11.750%	02/25/2020	1,818,000	2,440,210
	COP	7.750%	04/14/2021	5,210,000,000	1,800,346
	USD	4.375%	07/12/2021	19,523,000	20,108,690
	USD	2.625%	03/15/2023	814,000	733,821
	USD	4.000%	02/26/2024	22,703,000	22,135,425
	USD	8.125%	05/21/2024	25,000	31,444
	COP	9.850%	06/28/2027	8,281,000,000	3,262,884
	COP	7.750%	09/18/2030	9,209,500,000	2,795,532
	USD	10.375%	01/28/2033	2,006,000	2,923,745
	USD	7.375%	09/18/2037	13,959,000	16,541,415
	USD	6.125%	01/18/2041	387,000	403,447
	USD	5.625%	02/26/2044	5,930,000	5,803,988
					83,534,850

Costa Rica - 2.98%
Republic of Costa Rica:
	USD	4.250%	01/26/2023	15,042,000	13,866,844	(1)
	USD	4.375%	04/30/2025	4,745,000	4,226,016	(1)
	USD	4.375%	04/30/2025	5,728,000	5,101,500	(4)
	USD	7.000%	04/04/2044	20,745,000	19,461,403	(4)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Costa Rica (continued)
Republic of Costa Rica: (continued)
	USD	7.158%	03/12/2045	12,531,000	$11,810,467	(1)
					54,466,230

Croatia - 1.62%
Croatian Government:
	USD	6.375%	03/24/2021	2,148,000	2,323,041	(4)
	USD	5.500%	04/04/2023	4,392,000	4,540,230	(4)
	USD	5.500%	04/04/2023	14,058,000	14,585,175	(1)
	USD	6.000%	01/26/2024	7,571,000	8,100,970	(4)
					29,549,416

Dominican Republic - 3.82%
Dominican Republic:
	USD	9.040%	01/23/2018	7,936,105	8,491,633	(1)
	USD	7.500%	05/06/2021	36,382,000	40,384,020	(1)
	USD	6.600%	01/28/2024	7,818,000	8,287,080	(1)
	USD	5.875%	04/18/2024	6,265,000	6,374,637	(4)
	USD	7.450%	04/30/2044	5,883,000	6,199,211	(4)
					69,736,581

Egypt - 0.80%
Egypt Government International Bond:
	USD	5.875%	06/11/2025	12,758,000	12,346,555	(4)
	USD	6.875%	04/30/2040	2,350,000	2,235,437	(4)
					14,581,992

El Salvador - 1.56%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	237,462	(4)
	USD	7.375%	12/01/2019	2,068,000	2,232,148	(1)
	USD	7.750%	01/24/2023	4,320,000	4,608,900	(1)
	USD	6.375%	01/18/2027	2,037,000	1,932,604	(4)
	USD	7.650%	06/15/2035	20,094,000	19,528,856	(1)
					28,539,970

Ethiopia - 0.24%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	4,562,000	4,345,305	(4)

Gabon - 0.61%
Republic of Gabon:
	USD	8.200%	12/12/2017	50,000	52,375	(4)
	USD	6.375%	12/12/2024	9,674,347	8,525,519	(4)
	USD	6.950%	06/16/2025	2,861,000	2,578,476	(4)
					11,156,370

Ghana - 0.78%
Republic of Ghana:
	USD	8.500%	10/04/2017	2,641,000	2,726,832	(1)
	USD	7.875%	08/07/2023	200,000	180,000	(1)
	USD	7.875%	08/07/2023	6,267,000	5,640,300	(4)
	USD	8.125%	01/18/2026	6,435,000	5,759,325	(4)
					14,306,457

Honduras - 0.28%
Republic of Honduras	USD	8.750%	12/16/2020	4,568,000	5,104,740	(1)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Hungary - 1.12%
Republic of Hungary:
	GBP	5.000%	03/30/2016	670,000	$1,047,762
	USD	6.375%	03/29/2021	15,182,000	17,364,413
	USD	5.750%	11/22/2023	1,910,000	2,134,425
					20,546,600

Indonesia - 5.10%
Republic of Indonesia:
	USD	11.625%	03/04/2019	1,683,000	2,168,125	(1)
	USD	11.625%	03/04/2019	2,170,000	2,795,502	(4)
	IDR	7.875%	04/15/2019	59,940,000,000	4,202,199
	USD	4.875%	05/05/2021	733,000	764,153	(1)
	IDR	7.000%	05/15/2022	16,100,000,000	1,044,443
	USD	3.375%	04/15/2023	13,093,000	12,176,490	(4)
	USD	5.375%	10/17/2023	10,407,000	10,924,748	(1)
	USD	5.875%	01/15/2024	5,972,000	6,452,746	(4)
	IDR	8.375%	03/15/2024	116,782,000,000	8,135,259
	IDR	9.000%	03/15/2029	46,100,000,000	3,272,116
	USD	8.500%	10/12/2035	9,681,000	12,532,054	(1)
	USD	6.625%	02/17/2037	8,960,000	9,681,280	(1)
	USD	7.750%	01/17/2038	15,704,000	19,123,546	(1)
					93,272,661

Iraq - 0.95%
Republic of Iraq	USD	5.800%	01/15/2028	22,679,000	17,434,481	(1)

Ivory Coast - 2.68%
Ivory Coast Government:
	USD	5.375%	07/23/2024	3,119,000	2,849,986	(4)
	USD	6.375%	03/03/2028	9,122,000	8,574,680	(4)
	USD	5.750%	12/31/2032	41,291,000	37,636,747	(1)(5)
					49,061,413

Jamaica - 2.13%
Jamaican Government:
	USD	10.625%	06/20/2017	2,278,000	2,576,988
	USD	7.625%	07/09/2025	18,240,000	19,972,800
	USD	6.750%	04/28/2028	13,643,000	13,625,946
	USD	7.875%	07/28/2045	2,700,000	2,669,625
					38,845,359

Kazakhstan - 0.12%
Republic of Kazakhstan	USD	5.125%	07/21/2025	2,284,000	2,238,320	(4)

Kenya - 0.69%
Republic of Kenya	USD	6.875%	06/24/2024	12,990,000	12,697,725	(4)

Mexico - 5.21%
United Mexican States:
	USD	4.000%	10/02/2023	22,122,000	22,536,787
	USD	3.600%	01/30/2025	4,617,000	4,541,974
	USD	6.050%	01/11/2040	11,892,000	13,393,365
	USD	4.750%	03/08/2044	13,794,000	12,966,360
	USD	5.550%	01/21/2045	39,627,000	41,806,485
					95,244,971

Morocco - 0.14%
Moroccan Government	USD	4.250%	12/11/2022	2,545,000	2,573,631	(4)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Mozambique - 0.21%
Republic of Mozambique	USD	6.305%	09/11/2020	4,212,000	$3,817,125	(1)

Nigeria - 1.07%
Republic of Nigeria:
	USD	5.125%	07/12/2018	5,664,000	5,553,552	(1)
	USD	6.750%	01/28/2021	11,638,000	11,463,430	(1)
	USD	6.375%	07/12/2023	2,636,000	2,467,955	(1)
					19,484,937

Panama - 2.14%
Republic of Panama:
	USD	5.200%	01/30/2020	2,622,000	2,871,090
	USD	9.375%	01/16/2023	450,000	609,750
	USD	8.875%	09/30/2027	3,493,000	4,916,397
	USD	9.375%	04/01/2029	19,063,000	27,951,124
	USD	8.125%	04/28/2034	2,063,000	2,785,050
					39,133,411

Paraguay - 1.15%
Republic of Paraguay:
	USD	4.625%	01/25/2023	1,976,000	1,983,410	(4)
	USD	4.625%	01/25/2023	4,242,000	4,257,907	(1)
	USD	6.100%	08/11/2044	14,580,000	14,689,350	(4)
					20,930,667

Peru - 2.16%
Republic of Peru:
	USD	4.125%	08/25/2027	10,910,000	10,882,725
	USD	8.750%	11/21/2033	10,945,000	15,952,338
	USD	6.550%	03/14/2037	5,762,000	6,943,210
	USD	5.625%	11/18/2050	5,299,000	5,696,451
					39,474,724

Philippines - 1.71%
Republic of Philippines:
	USD	9.500%	02/02/2030	9,716,000	15,798,216
	USD	7.750%	01/14/2031	1,560,000	2,263,560
	USD	6.375%	01/15/2032	6,015,000	7,875,139
	USD	3.950%	01/20/2040	5,210,000	5,322,015
					31,258,930

Poland - 0.10%
Republic of Poland:
	USD	5.000%	03/23/2022	1,000	1,116
	USD	4.000%	01/22/2024	1,738,000	1,836,319
					1,837,435

Romania - 1.79%
Romanian Government International Bond:
	USD	6.750%	02/07/2022	24,188,000	28,526,723	(1)
	USD	4.375%	08/22/2023	4,000,000	4,182,500	(4)
					32,709,223

Russia - 1.79%
Russian Federation:
	USD	4.875%	09/16/2023	21,400,000	20,731,250	(1)
	USD	12.750%	06/24/2028	3,430,000	5,277,912	(1)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Russia (continued)
Russian Federation: (continued)
	USD	5.625%	04/04/2042	7,400,000	$6,743,250	(1)
					32,752,412

Serbia - 0.63%
Republic of Serbia:
	USD	5.875%	12/03/2018	1,505,000	1,591,538	(1)
	USD	7.250%	09/28/2021	8,804,000	9,992,540	(1)
					11,584,078

South Africa - 0.74%
Republic of South Africa	USD	5.875%	09/16/2025	12,445,000	13,477,935

Sri Lanka - 1.03%
Republic of Sri Lanka:
	USD	5.125%	04/11/2019	484,000	479,886	(4)
	USD	6.250%	07/27/2021	6,600,000	6,642,900	(1)
	USD	5.875%	07/25/2022	5,493,000	5,376,274	(4)
	USD	6.125%	06/03/2025	6,566,000	6,393,642	(4)
					18,892,702

Trinidad - 0.43%
Republic of Trinidad & Tobago	USD	4.375%	01/16/2024	7,174,000	7,792,758	(4)

Turkey - 3.70%
Republic of Turkey:
	USD	7.500%	07/14/2017	7,869,000	8,608,686
	USD	7.500%	11/07/2019	5,407,000	6,177,498
	USD	7.000%	06/05/2020	4,293,000	4,838,211
	USD	5.125%	03/25/2022	6,809,000	7,054,124
	USD	6.250%	09/26/2022	11,921,000	13,077,337
	USD	3.250%	03/23/2023	6,345,000	5,805,675
	USD	5.750%	03/22/2024	7,261,000	7,740,226
	USD	7.375%	02/05/2025	79,000	93,022
	USD	6.875%	03/17/2036	958,000	1,079,187
	USD	6.750%	05/30/2040	4,378,000	4,879,281
	USD	6.000%	01/14/2041	3,102,000	3,170,244
	USD	4.875%	04/16/2043	5,773,000	5,083,127
					67,606,618

Uruguay - 1.69%
Republic of Uruguay:
	USD	4.500%	08/14/2024	10,276,613	10,636,294
	USD	5.100%	06/18/2050	22,100,079	20,332,073
					30,968,367

Venezuela - 1.14%
Republic of Venezuela:
	USD	5.750%	02/26/2016	20,898,000	16,718,400	(1)
	USD	13.625%	08/15/2018	6,704,000	4,122,960	(1)
					20,841,360

Zambia - 0.42%
Republic of Zambia:
	USD	8.500%	04/14/2024	3,787,000	3,481,692	(4)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Zambia (continued)
Republic of Zambia: (continued)
	USD	8.970%	07/30/2027	4,540,000	$4,188,150	(4)
					7,669,842

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,232,450,287
(Cost $1,268,927,404)

BANK LOANS - 0.01%(6)
Indonesia - 0.01%
PT Bakrie & Brothers TBK	USD	6.151%	11/25/2014	624,912	156,228	(2)

TOTAL BANK LOANS					156,228
(Cost $249,965)

CORPORATE BONDS - 27.96%
Argentina - 0.89%
YPF SA:
	USD	8.875%	12/19/2018	1,711,000	1,770,885	(4)
	USD	8.750%	04/04/2024	5,635,000	5,437,775	(4)
	USD	8.500%	07/28/2025	9,694,000	9,112,360	(4)
					16,321,020

Azerbaijan - 0.71%
State Oil Company:
	USD	5.450%	02/09/2017	6,323,000	6,473,171
	USD	4.750%	03/13/2023	7,270,000	6,570,263
					13,043,434

Brazil - 0.87%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	2,208,000	1,644,960	(4)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	5,052,000	4,243,680	(4)
ESAL GmbH	USD	6.250%	02/05/2023	5,512,000	5,337,545	(4)
GTL Trade Finance, Inc.	USD	5.893%	04/29/2024	5,304,000	4,641,000	(4)
					15,867,185

Cayman Islands - 0.14%
Three Gorges Finance I Cayman Islands Ltd.	USD	3.700%	06/10/2025	2,472,000	2,528,565	(4)

Chile - 3.76%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,363,021	(4)
Codelco, Inc.:
	USD	3.875%	11/03/2021	5,000,000	5,042,175	(1)
	USD	3.000%	07/17/2022	22,668,000	21,184,956	(4)
	USD	4.500%	08/13/2023	8,054,000	8,159,387	(4)
	USD	6.150%	10/24/2036	14,132,000	15,174,023	(1)
	USD	4.250%	07/17/2042	7,321,000	5,979,756	(4)
	USD	4.875%	11/04/2044	2,928,000	2,632,418	(4)
VTR Finance BV	USD	6.875%	01/15/2024	7,348,000	7,274,153	(4)
					68,809,889

China - 3.49%
CNOOC Finance 2015 USA LLC	USD	3.500%	05/05/2025	1,731,000	1,664,717
Country Garden Holdings Co. Ltd.:
	USD	7.500%	03/09/2020	2,400,000	2,472,000
	USD	7.250%	04/04/2021	1,359,000	1,379,385	(1)
Longfor Properties Co. Ltd.:
	USD	6.875%	10/18/2019	300,000	312,000
	USD	6.750%	01/29/2023	800,000	790,000

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
China (continued)
Sinochem Offshore Capital Co. Ltd.	USD	3.250%	04/29/2019	7,862,000	$7,952,803	(4)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	5,534,000	5,829,721	(1)
	USD	4.500%	11/12/2020	24,980,000	26,314,860	(4)
	USD	6.300%	11/12/2040	4,353,000	5,255,769	(1)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	4,284,000	4,089,123	(4)
Sinopec Group Overseas Development 2015 Ltd.	USD	3.250%	04/28/2025	8,091,000	7,738,111	(4)
					63,798,489

Colombia - 0.21%
Ecopetrol SA	USD	5.875%	05/28/2045	4,334,000	3,521,375
Pacific Exploration and Production Corp.	USD	5.125%	03/28/2023	741,000	366,795	(4)
					3,888,170

Ecuador - 0.89%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	5.912%	09/24/2019	20,610,263	16,282,108	(1)(3)

India - 0.36%
ABJA Investment Co. Pte Ltd.:
	USD	4.850%	01/31/2020	1,000,000	1,001,205
	USD	5.950%	07/31/2024	3,404,000	3,198,347
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,399,000	1,224,125	(4)
	USD	8.250%	06/07/2021	1,329,000	1,160,596	(4)
					6,584,273

Indonesia - 0.12%
Pertamina Persero PT	USD	6.000%	05/03/2042	2,529,000	2,201,634	(1)

Jamaica - 0.37%
Digicel Group Ltd.	USD	7.125%	04/01/2022	7,632,000	6,678,000	(4)

Kazakhstan - 5.17%
KazMunayGas National Co. JSC:
	USD	9.125%	07/02/2018	1,906,000	2,129,955	(1)
	USD	9.125%	07/02/2018	8,532,000	9,534,510	(4)
	USD	7.000%	05/05/2020	7,697,000	8,081,850	(1)
	USD	7.000%	05/05/2020	8,387,000	8,806,350	(4)
	USD	6.375%	04/09/2021	5,852,000	5,955,873	(1)
	USD	6.375%	04/09/2021	12,534,000	12,756,478	(4)
	USD	4.400%	04/30/2023	2,738,000	2,416,285	(1)
	USD	4.400%	04/30/2023	10,403,000	9,180,647	(4)
	USD	4.875%	05/07/2025	8,110,000	7,146,938	(4)
	USD	5.750%	04/30/2043	6,861,000	5,380,431	(1)
	USD	5.750%	04/30/2043	11,987,000	9,400,265	(4)
	USD	6.000%	11/07/2044	519,000	413,254	(1)
	USD	6.000%	11/07/2044	11,792,000	9,389,380	(4)
Zhaikmunai LLP:
	USD	6.375%	02/14/2019	2,912,000	2,402,400	(4)
	USD	7.125%	11/13/2019	1,862,000	1,554,770	(4)
					94,549,386

Malaysia - 1.19%
Petronas Capital Ltd.	USD	3.500%	03/18/2025	22,386,000	21,744,066	(4)

						Market Value
	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Mexico - 0.95%
Cemex Finance LLC		USD	9.375%	10/12/2022	1,297,000	$1,449,397	(4)
Cemex SAB de CV:
		USD	9.500%	06/15/2018	2,573,000	2,811,003	(4)
		USD	7.250%	01/15/2021	849,000	895,695	(4)
		USD	5.700%	01/11/2025	1,175,000	1,098,625	(4)
		USD	6.125%	05/05/2025	2,667,000	2,546,985	(4)
Comision Federal de Electricidad		USD	4.875%	01/15/2024	1,784,000	1,844,210	(4)
Petroleos Mexicanos:
		EUR	5.500%	02/24/2025	2,275,000	2,951,859	(1)
		USD	5.625%	01/23/2046	3,001,000	2,650,633	(4)
Sixsigma Networks Mexico SA de CV		USD	8.250%	11/07/2021	1,048,000	1,032,280	(4)
						17,280,687

Morocco - 0.12%
OCP SA		USD	5.625%	04/25/2024	2,190,000	2,250,992	(4)

Peru - 0.21%
Peru Payroll Deduction Finance Ltd.		USD	0.000%	11/01/2029	5,099,762	3,786,573	(1)(7)

Russia - 2.21%
Gazprom OAO Via Gaz Capital SA:
		USD	4.300%	11/12/2015	3,017,000	3,030,577	(4)
		USD	9.250%	04/23/2019	3,106,000	3,451,542	(4)
		USD	6.510%	03/07/2022	1,785,000	1,750,192	(4)
		USD	4.375%	09/19/2022	1,669,000	1,401,960	(4)
		USD	7.288%	08/16/2037	12,000,000	11,190,000	(1)
Vimpel Communications Holdings BV:
		USD	7.504%	03/01/2022	300,000	290,250	(1)
		USD	7.504%	03/01/2022	7,831,000	7,576,493	(4)
		USD	5.950%	02/13/2023	6,321,000	5,594,085	(4)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC		USD	7.748%	02/02/2021	4,559,000	4,559,000	(4)
Wind Acquisition Finance SA:
		EUR	4.000%	07/15/2020	911,000	1,037,613	(4)
		USD	4.750%	07/15/2020	419,000	423,190	(4)
						40,304,902

South Africa - 2.60%
Eskom Holdings SOC Ltd.:
		USD	6.750%	08/06/2023	7,174,000	6,967,748	(4)
		USD	7.125%	02/11/2025	41,778,000	40,629,105	(4)
						47,596,853

Venezuela - 3.70%
Petroleos de Venezuela SA:
		USD	5.250%	04/12/2017	26,145,600	11,179,858
		USD	8.500%	11/02/2017	81,569,400	56,368,534	(1)
						67,548,392

TOTAL CORPORATE BONDS						511,064,618
(Cost $541,447,809)

CREDIT LINKED NOTES - 1.14%
Colombia - 0.07%
Titulos de Tesoreria - Series B	Citigroup Global Markets	COP	11.000%	07/27/2020	3,500,000,000	1,342,664

					Principal	Market Value
	Counterparty	Currency	Rate	Maturity Date	Amount/ Shares*	Expressed (in U.S. $)
Iraq - 0.35%
Republic of Iraq:
	Bank of America - Merrill Lynch	JPY	2.582%	01/01/2028	809,656,116	$4,402,403	(3)
	Bank of America - Merrill Lynch	JPY	2.816%	01/01/2028	370,070,031	2,012,209	(3)
						6,414,612

Venezuela - 0.72%
Petroleos De Venezuela	Credit Suisse First Boston	USD	5.281%	12/20/2016	29,200,000	13,186,448	(3)

TOTAL CREDIT LINKED NOTES						20,943,724
(Cost $36,517,439)

SHORT TERM INVESTMENTS - 0.17%
Money Market Mutual Funds - 0.17%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)		USD	0.10373%	N/A	3,169,970	3,169,970

TOTAL SHORT TERM INVESTMENTS						3,169,970
(Cost $3,169,970)

Total Investments - 96.70%						1,767,784,827
(Cost $1,850,312,587)
Other Assets In Excess of Liabilities - 3.30%						60,255,933	(8)

Net Assets - 100.00%						$1,828,040,760

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
COP - Colombian Peso
EUR - Euro Currency
GBP - Great Britain Pound
IDR - Indonesian Rupiah
JPY - Japanese Yen
USD - United States Dollar

(1)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2015, the aggregate market value of those securities was $534,418,852, which represents approximately 29.23% of net assets.
(2)	Security is in default and therefore is non-income producing.
(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of August 31, 2015.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $551,535,050, which represents approximately 30.17% of net assets as of August 31, 2015.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2015.

(6)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. The loan matured on November 25, 2014, but due to a default, final payments were not received. The security is shown to represent future expected payments.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(8)	Includes cash which is being held as collateral for credit default swap contracts.

Common Abbreviations:
BV - Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC - Joint Stock Company.
LLC - Limited Liability Corporation.
LLP  - Limited Liability Partnership.
Ltd. - Limited.
OAO - Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC - Open Joint Stock Company.
PLC - Public Limited Company.
PT - Perseroan terbuka is an Indonesian term for limited liability company.
Pte - Private.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV  - Publicly Traded Company in Mexico.
SAB de CV - A variable capital company.
SOC - State owned Company.
SPE - Special Purpose Entity.
TBK - Perseroan terbuka is an Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Maturity Date	Value	(Depreciation)
Citigroup Global Markets	COP	38,229,820,000	Sale	09/24/2015	$12,510,577	$9,423
J.P. Morgan Chase & Co.	GBP	696,100	Sale	09/09/2015	1,068,115	16,051
J.P. Morgan Chase & Co.	IDR	227,543,798,000	Sale	09/14/2015	16,143,010	79,990
						$105,464

J.P. Morgan Chase & Co.	EUR	10,703,600	Sale	09/09/2015	$12,012,632	$(278,607)
J.P. Morgan Chase & Co.	JPY	793,323,000	Sale	09/09/2015	6,544,681	(155,663)
						$(434,270)

**	The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(9)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at August 31, 2015(10)	Notional Amount(11)	Market Value	Upfront Premiums Received	Unrealized Depreciation
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	80.741%	$27,500,000	$11,496,897	$8,318,750	$(3,178,147)
						$11,496,897	$8,318,750	$(3,178,147)

(9)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(10)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(11)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Appreciation/(Depreciation)
Receive	Chicago Mercantile Exchange	3 month LIBOR	01/12/2025	$31,570,000	2.140%	$211,568	$211,568
Receive	Chicago Mercantile Exchange	3 month LIBOR	01/13/2025	15,490,300	2.077%	188,405	188,405
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/06/2045	5,700,000	2.343%	453,896	453,896
						$853,869	$853,869

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
August 31, 2015 (Unaudited)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)

CORPORATE BONDS - 89.10%
Aerospace/Defense - 0.67%
Bombardier, Inc.:
	USD	6.000%	10/15/2022	1,125,000	$849,375	(1)
	USD	7.500%	03/15/2025	480,000	363,600	(1)
Erickson, Inc., Series WI	USD	8.250%	05/01/2020	900,000	645,187
					1,858,162

Airlines - 0.23%
Allegiant Travel Co.	USD	5.500%	07/15/2019	620,000	633,950

Automotive - 2.14%
Chrysler Group LLC	USD	8.250%	06/15/2021	795,000	854,784
Fiat Chrysler Automobiles NV	USD	5.250%	04/15/2023	825,000	819,844
Goodyear Tire & Rubber Co.	USD	6.500%	03/01/2021	1,528,000	1,623,118
MPG Holdco I, Inc.	USD	7.375%	10/15/2022	1,200,000	1,266,000
Schaeffler Holding Finance BV	USD	6.250%	11/15/2019	620,000	654,875	(1)(2)
ZF North America Capital, Inc.	USD	4.750%	04/29/2025	720,000	684,900	(1)
					5,903,521

Building Materials - 0.35%
NCI Building Systems, Inc.	USD	8.250%	01/15/2023	920,000	959,100	(1)

Building Products - 2.85%
Building Materials Corp. of America	USD	5.375%	11/15/2024	1,145,000	1,156,450	(1)
Griffon Corp.	USD	5.250%	03/01/2022	2,490,000	2,393,512
Masonite International Corp.	USD	5.625%	03/15/2023	825,000	833,250	(1)
Norbord, Inc.	USD	5.375%	12/01/2020	1,985,000	1,985,000	(1)
RSI Home Products, Inc.	USD	6.500%	03/15/2023	1,475,000	1,511,875	(1)
					7,880,087

Chemicals - 4.53%
CeramTec Group GmbH	EUR	8.250%	08/15/2021	1,000,000	1,217,814	(3)
Chemtura Corp.	USD	5.750%	07/15/2021	3,602,000	3,629,015
INEOS Group Holdings SA	USD	5.875%	02/15/2019	2,425,000	2,412,875	(1)
Lyond Basel Escrow	USD	8.375%	08/15/2015	25,000	0	(4)
Lyondell Chemical Co.	USD	8.375%	08/15/2015	945,000	0	(4)
Platform Specialty Products Corp.	USD	6.500%	02/01/2022	1,805,000	1,756,860	(1)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Chemicals (continued)
SPCM SA	USD	6.000%	01/15/2022	1,521,000	$1,543,815	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.:
	USD	6.750%	05/01/2022	1,380,000	1,393,800	(1)
	EUR	6.375%	05/01/2022	500,000	565,766	(3)
					12,519,945

Consumer Products - 2.72%
ACCO Brands Corp.	USD	6.750%	04/30/2020	2,318,000	2,445,490
Energizer SpinCo, Inc.	USD	5.500%	06/15/2025	1,345,000	1,313,056	(1)
Spectrum Brands, Inc.:
	USD	6.125%	12/15/2024	980,000	1,024,100	(1)
	USD	5.750%	07/15/2025	1,580,000	1,635,300	(1)
Sun Products Corp.	USD	7.750%	03/15/2021	1,201,000	1,086,905	(1)
					7,504,851

Containers/Packaging - 2.41%
Albea Beauty Holdings SA	USD	8.375%	11/01/2019	1,116,000	1,188,540	(1)
Ardagh Finance Holdings SA	USD	8.625%	06/15/2019	767,645	813,704	(1)(2)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.	USD	6.000%	06/30/2021	700,000	698,110	(1)
Owens-Brockway Glass Container Inc.	USD	5.875%	08/15/2023	565,000	575,947	(1)
Reynolds Group Issuer LLC	USD	8.250%	02/15/2021	2,235,000	2,310,431
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.375%	05/01/2022	1,115,000	1,081,550	(1)
					6,668,282

Drillers/Services - 1.98%
FTS International, Inc.	USD	6.250%	05/01/2022	1,625,000	625,625
Hornbeck Offshore Services, Inc.:
	USD	5.875%	04/01/2020	827,000	665,735
	USD	5.000%	03/01/2021	1,107,000	830,250
Offshore Group Investment Ltd.	USD	7.125%	04/01/2023	2,360,000	1,097,400
Pacific Drilling SA	USD	5.375%	06/01/2020	872,000	632,200	(1)
Parker Drilling Co.	USD	6.750%	07/15/2022	2,070,000	1,624,950
					5,476,160

Electric - 4.59%
Calpine Corp.	USD	5.750%	01/15/2025	2,330,000	2,265,925
Dynegy, Inc.:
	USD	6.750%	11/01/2019	1,680,000	1,750,350
	USD	7.625%	11/01/2024	800,000	836,000

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Electric (continued)
GenOn Energy, Inc.	USD	9.500%	10/15/2018	4,187,000	$4,045,689
NRG Energy, Inc.	USD	6.250%	07/15/2022	2,330,000	2,283,400
Talen Energy Supply LLC	USD	5.125%	07/15/2019	1,575,000	1,496,250	(1)
					12,677,614

Environmental Services - 0.61%
Clean Harbors, Inc.	USD	5.250%	08/01/2020	1,641,000	1,677,923

Exploration & Production - 6.10%
Bonanza Creek Energy, Inc.:
	USD	6.750%	04/15/2021	2,198,000	1,659,490
	USD	5.750%	02/01/2023	250,000	173,750
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
	USD	7.625%	01/15/2022	650,000	637,000
	USD	7.750%	04/15/2023	215,000	209,625	(1)
Chesapeake Energy Corp.	USD	5.750%	03/15/2023	2,440,000	1,831,244
Denbury Resources, Inc.	USD	5.500%	05/01/2022	1,770,000	1,269,975
EP Energy LLC / Everest Acquisition Finance, Inc.	USD	6.375%	06/15/2023	1,380,000	1,179,900
EP Energy LLC/EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	1,228,000	1,195,458
Halcon Resources Corp.:
	USD	8.625%	02/01/2020	385,000	339,281	(1)
	USD	9.750%	07/15/2020	1,658,000	580,300
Laredo Petroleum, Inc.:
	USD	5.625%	01/15/2022	1,100,000	1,001,000
	USD	7.375%	05/01/2022	1,243,000	1,224,355
Linn Energy LLC / Linn Energy Finance Corp.:
	USD	7.750%	02/01/2021	2,119,000	842,303
	USD	6.500%	09/15/2021	705,000	264,375
Midstates Petroleum Co., Inc.	USD	10.750%	10/01/2020	981,000	289,395
Oasis Petroleum, Inc.	USD	7.250%	02/01/2019	2,376,000	2,138,400
QEP Resources, Inc.	USD	5.375%	10/01/2022	1,977,000	1,724,933
Venoco, Inc.	USD	8.875%	02/15/2019	1,186,000	302,430
					16,863,214

Financial Other - 0.83%
Aircastle Ltd.	USD	5.500%	02/15/2022	1,140,000	1,182,750
Quicken Loans, Inc.	USD	5.750%	05/01/2025	1,130,000	1,105,987	(1)
					2,288,737

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Food/Beverage/Tobacco - 5.28%
Bakkavor Finance 2 PLC	GBP	8.250%	02/15/2018	419,204	$670,607	(3)
Boparan Finance PLC	GBP	5.500%	07/15/2021	1,725,000	2,424,526	(3)
Chiquita Brands International, Inc./Chiquita Brands LLC	USD	7.875%	02/01/2021	862,000	934,192
Dean Foods Co.	USD	6.500%	03/15/2023	1,855,000	1,878,188	(1)
Pilgrim's Pride Corp.	USD	5.750%	03/15/2025	1,240,000	1,267,900	(1)
Post Holdings, Inc.	USD	7.375%	02/15/2022	2,415,000	2,484,431
Premier Foods Finance PLC	GBP	6.500%	03/15/2021	1,000,000	1,404,068	(3)
R&R PLC	EUR	9.250%	05/15/2018	1,100,000	1,252,881	(2)(3)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	2,131,000	2,274,843
					14,591,636

Gaming - 2.41%
Isle of Capri Casinos, Inc.	USD	5.875%	03/15/2021	2,325,000	2,406,375
MGM Resorts International	USD	6.625%	12/15/2021	1,838,000	1,962,065
Pinnacle Entertainment, Inc.	USD	6.375%	08/01/2021	2,135,000	2,284,450
					6,652,890

Healthcare - 6.52%
Amsurg Corp.	USD	5.625%	07/15/2022	1,230,000	1,259,987
Community Health Systems, Inc.:
	USD	8.000%	11/15/2019	967,000	1,012,933
	USD	6.875%	02/01/2022	1,645,000	1,753,981
DaVita HealthCare Partners, Inc.	USD	5.125%	07/15/2024	1,265,000	1,261,837
HCA, Inc.	USD	5.375%	02/01/2025	2,365,000	2,406,387
HealthSouth Corp.	USD	5.750%	11/01/2024	1,800,000	1,829,520
IASIS Healthcare LLC	USD	8.375%	05/15/2019	1,487,000	1,544,696
Kinetic Concepts, Inc./KCI USA, Inc.:
	USD	10.500%	11/01/2018	1,264,000	1,336,680
	USD	12.500%	11/01/2019	845,000	910,488
LifePoint Health, Inc.	USD	5.500%	12/01/2021	1,760,000	1,838,100
Quintiles Transnational Corp.	USD	4.875%	05/15/2023	515,000	526,588	(1)
Tenet Healthcare Corp.:
	USD	6.000%	10/01/2020	718,000	770,055
	USD	8.125%	04/01/2022	848,000	941,280
	USD	6.750%	06/15/2023	615,000	636,525
					18,029,057

Home Builders - 0.92%
Lennar Corp.	USD	4.750%	11/15/2022	939,000	939,000
Shea Homes LP / Shea Homes Funding Corp.	USD	5.875%	04/01/2023	710,000	729,525	(1)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Home Builders (continued)
Standard Pacific Corp.	USD	5.875%	11/15/2024	847,000	$872,410
					2,540,935

Industrial Other - 2.57%
AECOM	USD	5.750%	10/15/2022	1,415,000	1,425,612	(1)
Cleaver-Brooks, Inc.	USD	8.750%	12/15/2019	1,571,000	1,517,979	(1)
EnerSys	USD	5.000%	04/30/2023	900,000	870,750	(1)
MasTec, Inc.	USD	4.875%	03/15/2023	2,833,000	2,337,225
WESCO Distribution, Inc.	USD	5.375%	12/15/2021	970,000	948,175
					7,099,741

Leisure - 1.35%
AMC Entertainment, Inc.:
	USD	5.875%	02/15/2022	795,000	810,900
	USD	5.750%	06/15/2025	1,820,000	1,815,450
Cinemark USA, Inc.:
	USD	5.125%	12/15/2022	740,000	742,775
	USD	4.875%	06/01/2023	375,000	367,031
					3,736,156

Lodging - 0.72%
RHP Hotel Properties LP/RHP Finance Corp.	USD	5.000%	04/15/2021	1,978,000	1,991,846

Media Cable - 10.48%
Altice US Finance I Corp	USD	5.375%	07/15/2023	640,000	636,000	(1)
Cable One, Inc.	USD	5.750%	06/15/2022	905,000	916,312	(1)
Cablevision Systems Corp.:
	USD	8.000%	04/15/2020	864,000	937,440
	USD	5.875%	09/15/2022	3,080,000	2,949,100
CCO Holdings LLC:
	USD	6.625%	01/31/2022	1,487,000	1,568,785
	USD	5.125%	02/15/2023	750,000	750,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.	USD	5.125%	12/15/2021	2,736,000	2,517,120	(1)
DISH DBS Corp., Series WI	USD	5.000%	03/15/2023	5,023,000	4,457,912
Mediacom LLC	USD	7.250%	02/15/2022	2,556,000	2,616,705
Numericable-SFR SAS:
	USD	6.000%	05/15/2022	1,270,000	1,273,175	(1)
	USD	6.250%	05/15/2024	660,000	661,445	(1)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	1,566,000	1,587,141
Tribune Media Co.	USD	5.875%	07/15/2022	2,530,000	2,555,300	(1)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Media Cable (continued)
Unitymedia GmbH	USD	6.125%	01/15/2025	740,000	$762,663	(1)
Unitymedia Hessen GmbH & Co. KG	USD	5.000%	01/15/2025	1,040,000	1,019,200	(1)
UPCB Finance IV Ltd.	USD	5.375%	01/15/2025	1,030,000	1,004,250	(1)
Virgin Media Finance PLC	USD	6.000%	10/15/2024	1,475,000	1,519,250	(1)
Virgin Media Secured Finance PLC	USD	5.250%	01/15/2026	1,275,000	1,239,938	(1)
					28,971,736

Media Other - 4.38%
Gray Television, Inc.	USD	7.500%	10/01/2020	2,240,000	2,324,672
Interep National Radio Sales, Inc., Series B	USD	10.000%	07/01/2008	27,318	3	(4)
LIN Television Corp.	USD	5.875%	11/15/2022	2,075,000	2,069,812	(1)
Nexstar Broadcasting, Inc., Series WI	USD	6.875%	11/15/2020	2,020,000	2,128,575
Outfront Media Capital LLC / Outfront Media Capital Corp.	USD	5.250%	02/15/2022	955,000	965,152
Sinclair Television Group, Inc., Series WI	USD	6.125%	10/01/2022	2,780,000	2,807,800
TEGNA, Inc.	USD	6.375%	10/15/2023	1,714,000	1,799,700
					12,095,714

Metals/Mining/Steel - 1.23%
ArcelorMittal:
	USD	6.250%	02/25/2022	601,000	602,502
	USD	7.500%	10/15/2039	1,050,000	979,125
Cloud Peak Energy Resources LLC:
	USD	8.500%	12/15/2019	615,000	425,887
	USD	6.375%	03/15/2024	1,580,000	916,400
Peabody Energy Corp., Series WI	USD	6.250%	11/15/2021	1,777,000	475,348
					3,399,262

Paper/Forest Products - 1.84%
Cascades, Inc.	USD	5.500%	07/15/2022	735,000	708,356	(1)
Louisiana-Pacific Corp.	USD	7.500%	06/01/2020	1,578,000	1,676,625
Mercer International, Inc.	USD	7.750%	12/01/2022	1,470,000	1,521,450
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,154,000	1,179,244
					5,085,675

Pharmaceuticals - 1.74%
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.000%	02/01/2025	1,210,000	1,249,325	(1)
Jaguar Holding Co. II / Pharmaceutical Product Development LLC	USD	6.375%	08/01/2023	1,180,000	1,174,100	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.750%	08/01/2022	920,000	943,000	(1)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.	USD	5.875%	05/15/2023	1,410,000	$1,447,013	(1)
					4,813,438

Refining - 0.65%
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
	USD	5.875%	10/01/2020	776,000	781,820
	USD	6.125%	10/15/2021	1,003,000	1,010,523
					1,792,343

Restaurants - 0.95%
Landry's, Inc.	USD	9.375%	05/01/2020	1,742,000	1,867,206	(1)
Ruby Tuesday, Inc.	USD	7.625%	05/15/2020	740,000	760,350
					2,627,556

Retail Food/Drug - 0.57%
Tops Holding II	USD	8.000%	6/15/2022	1,580,000	1,580,000	(1)

Retail Non Food/Drug - 2.16%
Argos Merger Sub, Inc.	USD	7.125%	03/15/2023	1,840,000	1,932,000	(1)
Bon-Ton Department Stores, Inc.	USD	8.000%	06/15/2021	1,027,000	680,387
Dollar Tree, Inc.	USD	5.750%	03/01/2023	460,000	484,150	(1)
Hot Topic, Inc.	USD	9.250%	06/15/2021	1,625,000	1,641,250	(1)
Petco Holdings, Inc.	USD	8.500%	10/15/2017	1,201,000	1,225,020	(1)(2)
					5,962,807

Services Other - 0.56%
Outerwall, Inc.	USD	6.000%	03/15/2019	1,540,000	1,549,625

Technology - 2.90%
Alcatel-Lucent USA, Inc.	USD	6.750%	11/15/2020	1,230,000	1,317,638	(1)
Artesyn Embedded Technologies, Inc.	USD	9.750%	10/15/2020	1,275,000	1,262,250	(1)
CommScope Technologies Finance LLC	USD	6.000%	06/15/2025	980,000	955,500	(1)
First Data Corp.	USD	12.625%	01/15/2021	1,637,000	1,884,596
NCR Corp.	USD	5.000%	07/15/2022	944,000	921,580
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,657,000	1,673,570	(1)
					8,015,134

Textile/Apparel - 1.45%
Levi Strauss & Co.:
	USD	6.875%	05/01/2022	1,525,000	1,650,812

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Textile/Apparel (continued)
Levi Strauss & Co.: (continued)
	USD	5.000%	05/01/2025	212,000	$208,555
Quiksilver, Inc.:
	USD	10.000%	08/01/2020	521,000	130,250
	USD	7.875%	08/01/2018	1,117,000	943,865	(1)
William Carter Co.	USD	5.250%	08/15/2021	1,025,000	1,063,438
					3,996,920

Transportation Non Air/Rail - 0.52%
XPO Logistics, Inc.	USD	6.500%	06/15/2022	1,455,000	1,436,813	(1)

Wireless - 3.61%
Altice SA	USD	7.750%	05/15/2022	1,510,000	1,476,025	(1)
Sprint Capital Corp.	USD	8.750%	03/15/2032	4,225,000	4,008,469
T-Mobile USA, Inc.	USD	6.731%	04/28/2022	3,636,000	3,826,890
Wind Acquisition Finance SA	USD	4.750%	07/15/2020	660,000	666,600	(1)
					9,977,984

Wirelines - 6.28%
CenturyLink, Inc.:
	USD	5.800%	03/15/2022	641,000	616,161
	USD	7.650%	03/15/2042	1,350,000	1,161,000
Cincinnati Bell, Inc.	USD	8.375%	10/15/2020	1,128,000	1,181,580
Citizens Communications Co.	USD	9.000%	08/15/2031	1,870,000	1,664,300
Cogent Communications Group, Inc.	USD	5.375%	03/01/2022	775,000	753,688	(1)
CyrusOne LP / CyrusOne Finance Corp.:
	USD	6.375%	11/15/2022	400,000	410,000	(1)
	USD	6.375%	11/15/2022	1,940,000	1,988,500
Frontier Communications Corp.	USD	6.250%	09/15/2021	1,490,000	1,367,075
GCI, Inc.	USD	6.875%	04/15/2025	1,486,000	1,534,295
Level 3 Communications, Inc.	USD	5.750%	12/01/2022	810,000	810,000
Level 3 Financing, Inc., Series WI:
	USD	7.000%	06/01/2020	944,000	995,920
	USD	5.375%	08/15/2022	1,865,000	1,878,596
Telecom Italia SpA	USD	5.303%	05/30/2024	1,233,000	1,246,871	(1)
Windstream Services LLC	USD	7.500%	04/01/2023	2,226,000	1,752,997
					17,360,983

TOTAL CORPORATE BONDS (Cost $260,437,995)					246,219,797

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
CONVERTIBLE CORPORATE BONDS - 0.39%
Drillers/Services - 0.12%
Hornbeck Offshore Services, Inc.	USD	1.500%	09/01/2019	397,000	$319,585

Exploration & Production - 0.10%
Stone Energy Corp.	USD	1.750%	03/01/2017	347,000	285,841

Metals/Mining/Steel - 0.17%
RTI International Metals, Inc.:
	USD	3.000%	12/01/2015	353,000	356,089
	USD	1.625%	10/15/2019	99,400	102,631
					458,720

TOTAL CONVERTIBLE CORPORATE BONDS					1,064,146
(Cost $1,242,586)

BANK LOANS - 4.62%(5)
Aerospace/Defense - 0.30%
Accudyne Industries Borrower S.C.A (aka Hamilton Sundstrand) - Refinancing Term Loan	USD	4.000%	12/13/2019	885,000	836,878

Building Products - 0.30%
Summit Materials LLC - Restatement Effective Date Term Loan	USD	L+3.25%	06/26/2022	820,000	816,669	(6)

Chemicals - 0.64%
Styrolution Group Gmbh - Tranche B1 Term Loan	USD	6.500%	10/31/2019	1,751,200	1,770,171

Electric - 0.75%
Texas Competitive Electric Holdings Co. LLC - 2017 Term Loan	USD	4.670%	10/10/2017	4,540,167	2,071,451

Food/Beverage/Tobacco - 0.58%
Hostess Brands LLC - Term B Loan (First Lien)	USD	L+3.5%	07/29/2022	1,290,000	1,292,814	(6)
Hostess Brands LLC - Term B Loan (Second Lien)	USD	8.500%	07/29/2023	320,000	321,900
					1,614,714

Industrial Other - 0.50%
Gates Global LLC - Initial Term Loan	USD	4.250%	06/12/2021	1,432,650	1,374,747

	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Market Value (Expressed in U.S. $)
Lodging - 0.47%
La Quinta Intermediate Holdings LLC - Initial Term Loan	USD	3.750%	02/10/2021	1,290,561	$1,289,486

Retail Food/Drug - 0.84%
Albertson's Holdings LLC - Term B-4 Loan	USD	5.500%	08/08/2021	2,324,175	2,328,923

Technology - 0.24%
MA Financeco. - LLC - Initial Tranche B Term Loan	USD	5.250%	10/07/2021	668,688	670,718

TOTAL BANK LOANS					12,773,757
(Cost $14,330,289)

COMMON/PREFERRED STOCKS - 0.08%
EME Reorganization Trust	USD			3,059,892	30,599
NRG Energy, Inc.	USD			10,061	200,415
					231,014

TOTAL COMMON/PREFERRED STOCKS					231,014
(Cost $764,841)

SHORT TERM INVESTMENTS - 4.65%
Money Market Mutual Funds - 4.65%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.10373%	N/A	12,834,726	12,834,726

TOTAL SHORT TERM INVESTMENTS					12,834,726
(Cost $12,834,726)

Total Investments - 98.84%					273,123,440
(Cost $289,610,437)
Other Assets in Excess of Liabilities - 1.16%					3,206,967

Net Assets - 100.00%					$276,330,407

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR - Euro Currency
GBP - Great British Pound
USD - United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $80,091,577, which represents approximately 28.98% of net assets as of August 31, 2015.
(2)	Payment-in-kind securities.

(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2015, the aggregate market value of those securities was $7,535,662, which represents approximately 2.73% of net assets.
(4)	Security is in default and therefore is non-income producing.
(5)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(6)	All or a portion of this position has not settled as of August 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Common Abbreviations:
BV - Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
KG  - A Kommanditgesellschaft is the German name for a limited partnership business entity.
LLC - Limited Liability Corporation.
LP - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootshap is the Dutch term for a Public Limited Liability Corporation.
PLC - Public Limited Company.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAS -  Société par actions simplifiée (French: Joint Stock Company).
SCA - Société en commandite par actions is a term from Luxembourg meaning partnership by limited shares.
SpA - Società per Azioni is the Italian term for Limited share company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
J.P. Morgan Chase & Co.	GBP	3,094,471	Sale	09/09/2015	$4,748,243	$70,728
						$70,728

J.P. Morgan Chase & Co.	EUR	92,040	Purchase	09/09/2015	$103,296	$(1,012)
J.P. Morgan Chase & Co.	EUR	2,926,416	Sale	09/09/2015	3,284,312	(73,843)
J.P. Morgan Chase & Co.	GBP	132,905	Purchase	09/09/2015	203,933	(3,578)
						$(78,433)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments
August 31, 2015 (Unaudited)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 68.08%
Brazil - 12.17%
Brazil Letras do Tesouro Nacional:
	BRL	0.000%	01/01/2018	173,048,000	$35,113,954	(1)
	BRL	0.000%	07/01/2018	175,089,000	33,249,361	(1)
	BRL	0.000%	01/01/2019	188,772,000	33,526,270	(1)
	BRL	0.000%	07/01/2019	34,450,000	5,713,571	(1)
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	51,968,000	13,639,111
	BRL	10.000%	01/01/2021	48,528,000	11,453,044
	BRL	10.000%	01/01/2023	38,085,000	8,612,451
					141,307,762

Colombia - 5.94%
Bogota Distrio Capital	COP	9.750%	07/26/2028	65,141,000,000	24,576,002	(2)
International Bank for Reconstruction & Development	COP	8.000%	03/02/2020	1,020,000,000	365,253
Republic of Colombia:
	COP	7.750%	04/14/2021	20,892,000,000	7,219,354
	COP	4.375%	03/21/2023	18,986,000,000	5,337,505
	COP	9.850%	06/28/2027	39,088,000,000	15,401,473
	COP	7.750%	09/18/2030	47,259,000,000	14,345,410
Republic of Columbia	COP	10.000%	07/24/2024	4,776,100,000	1,795,119
					69,040,116

Indonesia - 8.23%
European Bank for Reconstruction & Development	IDR	7.200%	06/08/2016	37,740,000,000	2,593,315
Indonesia Government:
	IDR	8.250%	07/15/2021	54,643,000,000	3,846,401
	IDR	5.625%	05/15/2023	21,052,000,000	1,238,869
	IDR	7.000%	05/15/2027	25,400,000,000	1,554,073
	IDR	6.125%	05/15/2028	132,110,000,000	7,301,499
	IDR	8.250%	06/15/2032	232,400,000,000	15,101,865
	IDR	6.625%	05/15/2033	184,000,000,000	10,175,069
	IDR	8.375%	03/15/2034	141,460,000,000	9,453,253
Republic of Indonesia:
	IDR	12.800%	06/15/2021	2,980,000,000	251,254
	IDR	7.000%	05/15/2022	192,570,000,000	12,492,448
	IDR	8.375%	03/15/2024	112,275,000,000	7,821,292
	IDR	9.000%	03/15/2029	335,160,000,000	23,789,204
					95,618,542

Malaysia - 4.25%
Malaysian Government:
	MYR	3.418%	08/15/2022	43,150,000	9,683,065
	MYR	3.480%	03/15/2023	72,280,000	16,202,767
	MYR	4.181%	07/15/2024	54,930,000	12,843,209
	MYR	4.392%	04/15/2026	16,370,000	3,860,592
	MYR	4.498%	04/15/2030	11,870,000	2,788,037
	MYR	3.844%	04/15/2033	18,480,000	3,927,000
					49,304,670

Mexico - 9.24%
Mexican Bonos:
	MXN	7.250%	12/15/2016	356,127,000	22,203,597
	MXN	7.750%	12/14/2017	488,694,000	31,324,356

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Mexico (continued)
Mexican Bonos: (continued)
	MXN	8.500%	12/13/2018	196,078,000	$12,983,203
	MXN	10.000%	12/05/2024	62,490,000	4,784,252
	MXN	8.500%	05/31/2029	58,535,000	4,188,724
	MXN	7.750%	05/29/2031	209,386,000	14,122,049
	MXN	8.500%	11/18/2038	142,092,000	10,322,150
	MXN	7.750%	11/13/2042	31,053,000	2,103,599
Mexico Cetes	MXN	0.000%	03/03/2016	895,310,000	5,262,675	(1)
					107,294,605

Poland - 3.58%
Republic of Poland:
	PLN	2.750%	08/25/2023	31,469,117	9,069,890
	PLN	3.250%	07/25/2025	119,960,000	32,541,487
					41,611,377

Romania - 0.14%
Romania Government:
	RON	5.950%	06/11/2021	4,060,000	1,175,273
	RON	4.750%	02/24/2025	1,460,000	398,930
					1,574,203

Russia - 7.50%
Russian Federation:
	RUB	7.400%	06/14/2017	476,136,000	6,955,545
	RUB	7.850%	03/10/2018	500,000,000	7,117,271	(2)
	RUB	6.700%	05/15/2019	188,758,000	2,516,426
	RUB	6.800%	12/11/2019	616,990,000	8,104,083
	EUR	3.625%	09/16/2020	6,900,000	7,694,446	(2)
	RUB	7.600%	04/14/2021	715,870,000	9,370,472
	RUB	6.500%	11/24/2021	288,490,000	3,639,260	(3)
	RUB	7.600%	07/20/2022	1,143,582,000	14,604,402
	RUB	7.000%	01/25/2023	679,600,000	8,274,006
	RUB	7.000%	08/16/2023	554,690,000	6,666,690
	RUB	8.150%	02/03/2027	376,180,000	4,686,901
	RUB	7.050%	01/19/2028	666,980,000	7,489,424
					87,118,926

South Africa - 4.48%
Asian Development Bank	ZAR	6.500%	09/15/2015	4,500,000	339,235
Republic of South Africa:
	ZAR	8.000%	12/21/2018	72,045,000	5,495,912
	ZAR	7.250%	01/15/2020	33,426,000	2,467,057
	ZAR	6.750%	03/31/2021	144,120,000	10,284,051
	ZAR	7.000%	02/28/2031	142,480,000	9,170,173
	ZAR	8.750%	01/31/2044	179,260,000	13,238,893
	ZAR	8.750%	02/28/2048	149,110,000	11,025,645
					52,020,966

Thailand - 2.09%
Thailand Government:
	THB	1.200%	07/14/2021	522,947,723	13,579,024
	THB	3.625%	06/16/2023	126,735,000	3,762,627
	THB	3.580%	12/17/2027	236,470,000	6,920,863
					24,262,514

					Market Value
Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Turkey - 9.56%
Republic of Turkey:
	TRY	8.200%	07/13/2016	52,530,000	$17,679,667
	TRY	9.000%	03/08/2017	26,580,000	8,922,562
	TRY	10.400%	03/27/2019	8,400,000	2,894,959
	TRY	10.500%	01/15/2020	42,480,000	14,822,678
	TRY	9.500%	01/12/2022	63,490,000	21,186,479
	TRY	8.500%	09/14/2022	51,360,000	16,253,500
	TRY	7.100%	03/08/2023	45,760,000	13,302,051
	TRY	10.400%	03/20/2024	25,200,000	8,827,750
	TRY	9.000%	07/24/2024	22,150,000	7,146,634
					111,036,280

Venezuela - 0.90%
Republic of Venezuela	USD	5.750%	02/26/2016	13,069,500	10,455,600	(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS					790,645,561
(Cost $1,061,566,979)

CORPORATE BONDS - 4.69%
Colombia - 1.04%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	616,000,000	212,154	(4)
	COP	8.750%	01/25/2021	16,739,000,000	5,765,025	(2)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	776,000,000	270,264	(4)
	COP	8.375%	02/01/2021	3,338,000,000	1,162,553	(2)
	COP	7.625%	09/10/2024	9,444,000,000	2,913,956	(4)
Findeter	COP	7.875%	08/12/2024	5,687,000,000	1,772,417	(4)
					12,096,369

Mexico - 1.74%
America Movil SAB de CV	MXN	6.000%	06/09/2019	242,900,000	14,531,694
Petroleos Mexicanos	MXN	7.650%	11/24/2021	91,160,000	5,645,070	(4)
					20,176,764

Venezuela - 1.91%
Petroleos de Venezuela SA	USD	8.500%	11/02/2017	32,034,200	22,137,234	(2)

TOTAL CORPORATE BONDS					54,410,367
(Cost $72,935,814)

CREDIT LINKED NOTES - 2.62%
Colombia - 0.19%
Titulos de Tesoreria - Series B	Citigroup Global Markets	COP	10.000%	07/25/2024	6,000,000,000	2,253,781

Indonesia - 2.43%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	7.000%	05/17/2022	240,600,000,000	15,600,127
	Deutsche Bank AG London	IDR	5.625%	05/17/2023	15,000,000,000	881,701
	HSBC Bank	IDR	11.000%	09/15/2025	49,455,000,000	3,991,600
	HSBC Bank	IDR	11.000%	09/15/2025	60,487,000,000	4,882,011
	J.P. Morgan Chase & Co.	IDR	6.125%	05/17/2028	16,900,000,000	934,011

Counterparty	Currency	Rate	Maturity Date	Principal Amount/ Shares*	Market Value Expressed (in U.S. $)
Indonesia (continued)
Republic of Indonesia: (continued)
J.P. Morgan Chase & Co.	IDR	6.625%	05/15/2033	36,002,000,000	$1,971,526
					28,260,976

TOTAL CREDIT LINKED NOTES					30,514,757
(Cost $53,509,745)

SHORT TERM INVESTMENTS - 1.71%
Money Market Mutual Funds - 1.71%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.10373%	N/A	19,820,742	19,820,742

TOTAL SHORT TERM INVESTMENTS					19,820,742
(Cost $19,820,742)

Total Investments - 77.10%					895,391,427
(Cost $1,207,833,280)
Other Assets In Excess of Liabilities - 22.90%					266,165,370	(5)

Net Assets - 100.00%					$1,161,556,797

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL - Brazilian Real
CLP - Chilean Peso
COP - Colombian Peso
CZK - Czech Koruna
EUR - Euro Currency
IDR - Indonesian Rupiah
INR - Indian Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
PHP - Philippine Peso
PLN - Polish Zloty
RON - Romanian Leu
RUB - Russian Ruble
THB - Thai Baht
TRY - Turkish Lira
USD - United States Dollar
ZAR - South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2015, the aggregate market value of those securities was $78,908,131, which represents approximately 6.79% of net assets.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2015.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,813,861, which represents approximately 0.93% of net assets as of August 31, 2015.
(5)	Includes cash which is being held as collateral for forward foreign currency contracts.

Common Abbreviations:
ESP - Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA - Generally designates corporations in various countries mostly employing civil law.
SAB de CV - A Variable Capital Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
Citigroup Global Markets	CLP	5,721,899,123	Purchase	09/28/2015	$8,236,954	$116,177
Citigroup Global Markets	IDR	148,174,500,000	Purchase	09/28/2015	10,478,361	98,361
Citigroup Global Markets	PHP	381,766,860	Purchase	09/28/2015	8,156,482	33,783
Citigroup Global Markets	PLN	18,382,039	Sale	09/28/2015	4,863,951	81,725
Citigroup Global Markets	ZAR	836,734,605	Purchase	09/09/2015	63,002,479	352,479
J.P. Morgan Chase & Co.	BRL	156,236,683	Sale	09/02/2015	43,046,084	3,072,723
J.P. Morgan Chase & Co.	BRL	113,830,813	Sale	10/02/2015	31,044,457	527,417
J.P. Morgan Chase & Co.	MYR	49,770,058	Sale	09/14/2015	11,837,190	304,810
						$4,587,475

Citigroup Global Markets	COP	27,610,841,200	Purchase	11/12/2015	$8,999,671	$(443,161)
Citigroup Global Markets	PHP	84,156,500	Sale	09/28/2015	1,798,011	(7,447)
Citigroup Global Markets	PLN	230,818,375	Purchase	09/09/2015	61,111,442	(68,558)
Citigroup Global Markets	PLN	133,362,665	Purchase	09/28/2015	35,288,223	(993,661)
Citigroup Global Markets	RON	66,020,234	Purchase	09/28/2015	66,020,234	(433,077)
Citigroup Global Markets	RUB	2,591,266,976	Sale	09/24/2015	40,044,305	(2,053,366)
Goldman Sachs	INR	776,455,517	Purchase	09/21/2015	11,631,116	(215,932)
J.P. Morgan Chase & Co.	BRL	156,236,683	Purchase	09/02/2015	43,046,084	(1,002,679)
J.P. Morgan Chase & Co.	CZK	170,535,823	Purchase	09/25/2015	7,082,690	(58,527)
J.P. Morgan Chase & Co.	MYR	244,814,280	Purchase	09/09/2015	58,248,548	(291,452)
J.P. Morgan Chase & Co.	PLN	44,053,088	Purchase	09/24/2015	11,658,050	(108,109)
J.P. Morgan Chase & Co.	RON	111,804,725	Purchase	09/28/2015	28,287,930	(690,538)
						$(6,366,507)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments
August 31, 2015 (Unaudited)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)

CORPORATE BONDS - 96.57%
Angola - 1.03%
Puma International Financing SA	USD	6.750%	02/01/2021	455,000	$461,825	(1)

Argentina - 1.94%
YPF SA:
	USD	8.875%	12/19/2018	106,000	109,710	(1)
	USD	8.750%	04/04/2024	791,000	763,315	(1)
					873,025

Brazil - 4.74%
Cia Brasileira de Aluminio	USD	4.750%	06/17/2024	312,000	282,360	(1)
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	93,000	69,285	(1)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	200,000	168,000	(1)
ESAL GmbH	USD	6.250%	02/05/2023	308,000	298,252	(1)
GTL Trade Finance, Inc.	USD	5.893%	04/29/2024	200,000	175,000	(1)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	98,000	93,070	(1)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	200,000	197,000	(1)
Odebrecht Finance Ltd.	USD	5.250%	06/27/2029	66,000	42,320	(1)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	84,557	47,775	(1)
Petrobras Global Finance BV	USD	5.375%	01/27/2021	444,000	390,143
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	55,609	43,514	(1)
Samarco Mineracao SA	USD	4.125%	11/01/2022	239,000	206,436	(1)
Vale Overseas Ltd.	USD	4.625%	09/15/2020	116,000	117,222
					2,130,377

Canada - 0.89%
Harvest Operations Corp.	USD	2.125%	05/14/2018	400,000	399,888	(2)

Chile - 3.81%
Cencosud SA:
	USD	4.875%	01/20/2023	180,000	179,100	(1)
	USD	6.625%	02/12/2045	57,000	53,554	(1)
Empresa Electrica Angamos SA	USD	4.875%	05/25/2029	349,000	328,308	(1)
Empresa Nacional de Electricidad SA	USD	4.250%	04/15/2024	289,000	294,057
Empresa Nacional de Telecomunicaciones SA	USD	4.875%	10/30/2024	290,000	287,100	(1)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	206,000	140,595	(1)
VTR Finance BV	USD	6.875%	01/15/2024	436,000	431,618	(1)
					1,714,332

China - 7.43%
Bestgain Real Estate Ltd.	USD	2.625%	03/13/2018	200,000	196,749
China Life Insurance	USD	4.000%	07/03/2075	700,000	682,500	(3)
China Overseas Finance Cayman V Ltd.	USD	3.950%	11/15/2022	500,000	486,538
CITIC Ltd.	USD	8.625%	Perpetual	500,000	563,750	(3)
Country Garden Holdings Co. Ltd.	USD	7.875%	05/27/2019	600,000	633,000	(2)
Industrial & Commercial Bank of China Ltd.	USD	6.000%	Perpetual	400,000	416,000	(2)(3)
Lenovo Group Ltd.	USD	4.700%	05/08/2019	350,000	362,983
					3,341,520

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Colombia - 4.74%
Bancolombia SA	USD	5.125%	09/11/2022	400,000	$391,000
Ecopetrol SA	USD	5.875%	09/18/2023	327,000	330,679
Empresa de Energia de Bogota SA ESP	USD	6.125%	11/10/2021	175,000	185,500	(1)
Grupo Aval Ltd.	USD	4.750%	09/26/2022	237,000	221,121	(1)
GrupoSura Finance SA	USD	5.700%	05/18/2021	157,000	167,597	(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	167,000	167,000	(1)
Oleoducto Central SA	USD	4.000%	05/07/2021	348,000	341,910	(1)
Pacific Exploration and Production Corp.	USD	5.125%	03/28/2023	219,000	108,405	(1)
SUAM Finance BV	USD	4.875%	04/17/2024	220,000	220,550	(1)
					2,133,762

Guatemala - 1.25%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	550,000	561,000	(1)

Hong Kong - 5.23%
Goodman HK Finance	USD	4.375%	06/19/2024	300,000	301,078
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	37,000	39,652	(1)
Hutchison Whampoa International 12 Ltd.	USD	6.000%	Perpetual	540,000	564,616	(2)(3)
Li & Fung Ltd.	USD	6.000%	Perpetual	400,000	414,000	(2)(3)
Towngas Finance Ltd	USD	4.750%	Perpetual	1,000,000	1,031,250	(3)
					2,350,596

India - 5.37%
ABJA Investment Co. Pte Ltd.	USD	5.950%	07/31/2024	700,000	657,710
Bharti Airtel International Netherlands BV:
	USD	5.125%	03/11/2023	556,000	585,500	(1)
	USD	5.350%	05/20/2024	100,000	106,942	(2)
ICICI Bank Ltd.	USD	6.375%	04/30/2022	300,000	307,171	(2)(3)
Reliance Holding USA, Inc.	USD	5.400%	02/14/2022	450,000	488,486	(1)
Reliance Industries Ltd.	USD	4.125%	01/28/2025	99,000	97,527	(1)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	38,000	33,250	(1)
	USD	8.250%	06/07/2021	49,000	42,791	(1)
	USD	7.125%	05/31/2023	120,000	95,100	(1)
					2,414,477

Indonesia - 3.27%
Listrindo Capital BV	USD	6.950%	02/21/2019	605,000	623,307	(1)
Pelabuhan Indonesia III PT	USD	4.875%	10/01/2024	162,000	155,723	(1)
Perusahaan Gas Negara Persero Tbk PT	USD	5.125%	05/16/2024	200,000	195,850	(1)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	500,000	495,000	(1)
					1,469,880

Israel - 5.42%
B Communications Ltd.	USD	7.375%	02/15/2021	848,000	908,420	(1)
Delek & Avner Tamar Bond Ltd.:
	USD	3.839%	12/30/2018	77,000	78,155	(1)
	USD	5.082%	12/30/2023	1,433,000	1,449,121	(1)
					2,435,696

Jamaica - 1.89%
Digicel Group Ltd.:
	USD	8.250%	09/30/2020	582,000	542,715	(1)
	USD	7.125%	04/01/2022	350,000	306,250	(2)
					848,965

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Kazakhstan - 1.94%
Zhaikmunai LLP:
	USD	6.375%	02/14/2019	625,000	$515,625	(1)
	USD	7.125%	11/13/2019	425,000	354,875	(1)
					870,500

Macau - 1.21%
MCE Finance Ltd.	USD	5.000%	02/15/2021	480,000	444,000	(1)
Studio City Finance Ltd.	USD	8.500%	12/01/2020	99,000	98,629	(2)
					542,629

Malaysia - 0.49%
Malayan Banking Bhd	USD	3.250%	09/20/2022	220,000	220,611	(3)

Mexico - 7.95%
Alfa SAB de CV	USD	5.250%	03/25/2024	350,000	361,375	(1)
BBVA Bancomer SA	USD	6.750%	09/30/2022	403,000	437,456	(1)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	240,000	262,200	(1)
	USD	7.250%	01/15/2021	120,000	126,600	(1)
	USD	6.125%	05/05/2025	455,000	434,525	(1)
Fresnillo PLC	USD	5.500%	11/13/2023	125,000	130,313	(1)
Gruma SAB de CV	USD	4.875%	12/01/2024	200,000	210,000	(1)
Metalsa SA de CV	USD	4.900%	04/24/2023	531,000	496,485	(1)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	157,459	148,799	(1)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	437,000	430,445	(1)
Southern Copper Corp.	USD	5.250%	11/08/2042	412,000	336,027
Tenedora Nemak SAB de CV	USD	5.500%	02/28/2023	200,000	203,000	(1)
					3,577,225

Morocco - 2.00%
OCP SA:
	USD	5.625%	04/25/2024	112,000	115,119	(1)
	USD	4.500%	10/22/2025	753,000	712,526	(1)
	USD	6.875%	04/25/2044	70,000	72,275	(1)
					899,920

Oman - 0.83%
Lamar Funding Ltd.	USD	3.958%	05/07/2025	392,000	370,930	(1)

Peru - 2.98%
BBVA Banco Continental SA	USD	5.000%	08/26/2022	327,000	337,219	(1)
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	60,000	56,100	(1)
Cia Minera Ares SAC	USD	7.750%	01/23/2021	157,000	151,714	(1)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	639,000	632,610	(1)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	32,000	31,281	(1)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	125,000	130,625	(1)
					1,339,549

Philippines - 1.59%
FPT Finance Ltd.	USD	6.375%	09/28/2020	650,000	714,006

Qatar - 2.52%
Ooredoo International Finance Ltd.	USD	4.750%	02/16/2021	934,000	1,022,029	(2)
Ras Laffan Liquefied Natural Gas Co. Ltd. III	USD	6.750%	09/30/2019	93,000	109,368	(2)
					1,131,397

Russia - 6.72%
Evraz Group SA:
	USD	6.750%	04/27/2018	741,000	711,360	(1)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	Expressed (in U.S. $)
Russia (continued)
Evraz Group SA: (continued)
	USD	6.500%	04/22/2020	200,000	$176,500	(2)
Gazprom OAO Via Gaz Capital SA:
	USD	8.146%	04/11/2018	62,000	66,262	(1)
	USD	9.250%	04/23/2019	52,000	57,785	(1)
	USD	6.510%	03/07/2022	104,000	101,972	(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	3.149%	03/06/2017	580,000	568,400	(1)
Vimpel Communications Holdings BV:
	USD	6.255%	03/01/2017	200,000	206,250	(2)
	USD	7.504%	03/01/2022	965,000	933,638	(2)
	USD	5.950%	02/13/2023	60,000	53,100	(1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	148,000	148,000	(1)
					3,023,267

Saudi Arabia - 0.08%
Saudi Electricity Global Sukuk Co. 3	USD	5.500%	04/08/2044	36,000	36,720	(1)

Singapore - 2.87%
DBS Bank Ltd.	USD	3.625%	09/21/2022	80,000	82,125	(2)(3)
Oversea-Chinese Banking Corp. Ltd.:
	USD	3.150%	03/11/2023	400,000	404,754	(1)(3)
	USD	4.000%	10/15/2024	61,000	62,243	(1)(3)
Pratama Agung	USD	6.250%	2/24/2020	350,000	336,875
United Overseas Bank Ltd.	USD	3.750%	09/19/2024	400,000	406,703	(3)
					1,292,700

South Africa - 2.29%
Eskom Holdings SOC Ltd.:
	USD	5.750%	01/26/2021	98,000	93,418	(1)
	USD	6.750%	08/06/2023	274,000	266,123	(1)
	USD	7.125%	02/11/2025	557,000	541,683	(1)
Myriad International Holdings BV:
	USD	6.000%	07/18/2020	14,000	14,980	(1)
	USD	5.500%	07/21/2025	112,000	112,420	(1)
					1,028,624

South Korea - 2.23%
Korea Gas Corp.	USD	3.875%	02/12/2024	150,000	157,139	(1)
Korea Midland Power Co. Ltd.	USD	2.750%	02/11/2019	700,000	710,270
Korea National Oil Corp.	USD	3.250%	07/10/2024	134,000	134,358	(1)
					1,001,767

Thailand - 3.45%
Bangkok Bank PCL:
	USD	3.300%	10/03/2018	64,000	65,629	(1)
	USD	3.875%	09/27/2022	136,000	139,030	(1)
PTT Exploration & Production PCL	USD	4.875%	Perpetual	873,000	854,449	(1)(3)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	380,000	387,136	(1)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	94,000	104,506	(2)
					1,550,750

Turkey - 4.54%
Akbank TAS	USD	4.000%	01/24/2020	352,000	339,680	(1)
Turk Telekomunikasyon AS	USD	4.875%	06/19/2024	501,000	487,222	(1)
Turkiye Garanti Bankasi AS:
	USD	4.750%	10/17/2019	140,000	140,875	(1)
	USD	5.250%	09/13/2022	101,000	100,242	(1)

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount/ Shares*	Expressed (in U.S. $)
Turkey (continued)
Turkiye Is Bankasi:
	USD	5.500%	04/21/2019	80,000	$82,100	(1)
	USD	6.000%	10/24/2022	241,000	233,168	(1)
Turkiye Vakiflar Bankasi	USD	6.875%	02/03/2025	680,000	656,200	(1)(3)
					2,039,487

United Arab Emirates - 5.44%
DP World Ltd.	USD	3.250%	05/18/2020	100,000	99,850	(1)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	675,000	1,051,324
MAF Global Securities Ltd.	USD	7.125%	Perpetual	1,212,000	1,293,810	(3)
					2,444,984

Venezuela - 0.43%
Petroleos de Venezuela SA	USD	8.500%	11/02/2017	280,700	193,978	(2)

TOTAL CORPORATE BONDS					43,414,387
(Cost $43,936,230)

SHORT TERM INVESTMENTS - 0.16%
Money Market Mutual Funds - 0.16%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.10373%	N/A	72,807	72,807

TOTAL SHORT TERM INVESTMENTS					72,807
(Cost $72,807)

Total Investments - 96.73%					43,487,194
(Cost $44,009,037)
Other Assets In Excess of Liabilities - 3.27%					1,487,047

Net Assets - 100.00%					$44,974,241

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR - Euro Currency
GBP - Great Britain Pound
USD - United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $26,464,212, which represents approximately 58.84% of net assets as of August 31, 2015.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2015, the aggregate market value of those securities was $6,074,890, which represents approximately 13.51% of net assets.
(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of August 31, 2015.

Common Abbreviations:
AS - Anonim Sirket is the Turkish term for Incorporation.
Bhd - Berhad is the Malaysian term for public limited company.
BV - Besloten Vennootschap is the Dutch term for private limited liability company.
ESP - Empresa de Servicios Publicos is the Colombian term for Public Service Company.

GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLP - Limited Liability Partnership.
Ltd. - Limited.
MTN - Medium Term Note.
OAO - Otkrytoe Aktsionernoe Obschestvo  is the Russian term for Open Joint Stock Company.
OJSC - Open Joint Stock Company.
PCL - A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC - Public Limited Company.
PT - Perseroan terbuka is an Indonesian term for limited liability company.
Pte - Private.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV - A Variable Capital Company.
SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV - A Variable Capital Company.
SAC - Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
SOC - State Owned Company
TAS - TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.
Tbk PT - Terbuka is the Indonesian term for Limited Liability Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Maturity Date	Value	(Depreciation)
J.P. Morgan Chase & Co.	GBP	712,454	Sale	09/09/2015	$1,093,209	$11,317
						$11,317

J.P. Morgan Chase & Co.	EUR	207,843	Purchase	09/09/2015	$233,261	$(2,796)
J.P. Morgan Chase & Co.	EUR	210,500	Sale	09/09/2015	236,244	(5,479)
						$(8,275)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
August 31, 2015 (Unaudited)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)

CORPORATE BONDS - 30.50%
Aerospace/Defense - 0.17%
Northrop Grumman Corp.	USD	1.750%	06/01/2018	25,000	$24,815

Automotive - 0.70%
Ford Motor Credit Co. LLC	USD	4.250%	09/20/2022	50,000	51,611
Hyundai Capital America	USD	4.000%	06/08/2017	50,000	51,888	(1)
					103,499

Banking - 7.47%
American Express Co.	USD	3.625%	12/05/2024	50,000	48,924
ANZ New Zealand Int'l Ltd.	USD	1.750%	03/29/2018	25,000	24,922	(1)
Bank of America Corp.:
	USD	6.050%	05/16/2016	25,000	25,800
	USD	3.300%	01/11/2023	175,000	172,585
	USD	3.950%	04/21/2025	25,000	24,221
BPCE SA	USD	5.700%	10/22/2023	50,000	53,079	(1)
Capital One Bank USA NA	USD	3.375%	02/15/2023	25,000	23,793
Capital One Financial Corp.	USD	6.750%	09/15/2017	50,000	54,888
Citigroup, Inc.	USD	3.875%	03/26/2025	175,000	169,237
Goldman Sachs Capital I	USD	6.345%	02/15/2034	50,000	57,177
Intesa Sanpaolo SpA, Series GMTN	USD	3.125%	01/15/2016	50,000	50,361
Mizuho Bank Ltd.	USD	3.600%	09/25/2024	75,000	76,043	(1)
Morgan Stanley	USD	4.875%	11/01/2022	50,000	52,980
PNC Financial Services Group, Inc.	USD	3.900%	04/29/2024	100,000	101,103
Santander UK PLC	USD	5.000%	11/07/2023	50,000	51,909	(1)
US Bancorp	USD	3.600%	09/11/2024	75,000	75,234
Wells Fargo & Co., Series M	USD	3.450%	02/13/2023	50,000	49,811
					1,112,067

Chemicals - 0.16%
Eastman Chemical Co.	USD	4.650%	10/15/2044	25,000	23,595

Consumer Products - 0.34%
Newell Rubbermaid, Inc.	USD	4.000%	06/15/2022	50,000	51,267

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Diversified Manufacturing - 0.33%
Siemens Financieringsmaatschappij NV	USD	3.250%	05/27/2025	50,000	$49,222	(1)

Drillers/Services - 0.27%
Transocean, Inc.	USD	6.375%	12/15/2021	50,000	40,000

Electric - 1.14%
Georgia Power Co.	USD	4.300%	03/15/2042	50,000	44,609
Oncor Electric Delivery Co. LLC	USD	2.150%	06/01/2019	50,000	49,657
Wisconsin Energy Corp.	USD	2.450%	06/15/2020	75,000	74,957
					169,223

Environmental Services - 0.34%
Republic Service, Inc.	USD	3.550%	06/01/2022	50,000	50,587

Exploration & Production - 0.98%
Anadarko Petroleum Corp.	USD	6.450%	09/15/2036	50,000	56,296
Apache Corp.	USD	5.100%	09/01/2040	50,000	46,527
Continental Resources, Inc.:
	USD	4.500%	04/15/2023	25,000	22,538
	USD	3.800%	06/01/2024	25,000	21,117
					146,478

Food and Beverage - 0.33%
PepsiCo, Inc.	USD	4.250%	10/22/2044	50,000	48,722

Gas Pipelines - 0.60%
Kinder Morgan, Inc.	USD	5.550%	06/01/2045	50,000	43,124
Spectra Energy Partners LP	USD	3.500%	03/15/2025	50,000	46,212
					89,336

Healthcare - 1.17%
Medtronic, Inc.:
	USD	3.150%	03/15/2022	50,000	50,107	(1)
	USD	4.625%	03/15/2045	25,000	25,532	(1)
Thermo Fisher Scientific, Inc.	USD	1.300%	02/01/2017	25,000	24,868
Zimmer Holdings, Inc.	USD	2.700%	04/01/2020	75,000	74,283
					174,790

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Healthcare Insurance - 0.48%
Humana, Inc.	USD	4.625%	12/01/2042	75,000	$72,117

Leisure - 0.33%
Time Warner, Inc.	USD	3.600%	07/15/2025	50,000	48,433

Life Insurance - 0.48%
American International Group, Inc.	USD	3.875%	01/15/2035	50,000	45,431
Nippon Life Insurance Co.	USD	5.100%	10/16/2044	25,000	25,875	(1)(2)
					71,306

Media Cable - 1.52%
CCO Safari II LLC:
	USD	3.579%	07/23/2020	50,000	49,888	(1)
	USD	6.484%	10/23/2045	50,000	50,845	(1)
Comcast Corp.	USD	4.250%	01/15/2033	75,000	74,603
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc	USD	6.000%	08/15/2040	50,000	51,355
					226,691

Media Other - 1.32%
21st Century Fox America, Inc.	USD	6.650%	11/15/2037	25,000	29,390
CBS Corp.	USD	4.850%	07/01/2042	50,000	45,828
The Interpublic Group of Cos, Inc.	USD	3.750%	02/15/2023	75,000	72,993
Omnicom Group, Inc.	USD	3.650%	11/01/2024	50,000	48,697
					196,908

Metals/Mining/Steel - 0.30%
Newmont Mining Corp.	USD	6.250%	10/01/2039	50,000	44,703

Non Captive Finance - 1.56%
Air Lease Corp.	USD	3.875%	04/01/2021	75,000	75,938
Aviation Capital Group Corp.	USD	6.750%	04/06/2021	50,000	56,688	(1)
Discover Bank	USD	4.250%	03/13/2026	50,000	49,543
Synchrony Financial	USD	4.250%	08/15/2024	50,000	49,270
					231,439

Pharmaceuticals - 1.15%
Actavis Funding SCS	USD	4.550%	03/15/2035	25,000	22,990
Amgen, Inc.	USD	3.625%	05/22/2024	75,000	74,077

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Pharmaceuticals (continued)
Gilead Sciences, Inc.	USD	4.500%	02/01/2045	75,000	$74,274
					171,341

Pipelines - 1.71%
Boardwalk Pipelines LP	USD	3.375%	02/01/2023	50,000	43,491
Dominion Gas Holdings LLC	USD	4.800%	11/01/2043	25,000	24,820
Dominion Resources, Inc.	USD	7.500%	06/30/2066	25,000	22,344	(2)
EQT Midstream Partners LP	USD	4.000%	08/01/2024	50,000	45,462
Plains All American Pipeline LP / PAA Finance Corp.	USD	3.600%	11/01/2024	50,000	46,578
TransCanada PipeLines Ltd.	USD	5.000%	10/16/2043	75,000	71,317
					254,012

Property & Casualty Insurance - 0.33%
Berkshire Hathaway Energy Co.	USD	2.000%	11/15/2018	50,000	49,919

Railroads - 0.32%
Burlington Northern Sante Fe LLC	USD	4.400%	03/15/2042	50,000	47,580

Real Estate Investment Trust (REITs) - 1.29%
Avalonbay Communties, Inc.	USD	3.450%	06/01/2025	25,000	24,477
Corporate Office Properties LP	USD	3.600%	05/15/2023	50,000	45,962
DDR Corp.	USD	3.375%	05/15/2023	75,000	71,068
Kimco Realty Corp.	USD	3.200%	05/01/2021	50,000	50,027
					191,534

Refining - 0.33%
Phillips 66	USD	4.650%	11/15/2034	50,000	48,825

Retail Food/Drug - 0.97%
CVS Pass-Through Trust	USD	6.036%	12/10/2028	37,486	42,533
JB y Co. SA de CV	USD	3.750%	05/13/2025	50,000	48,322	(1)
Kroger Co.	USD	5.150%	08/01/2043	50,000	52,925
					143,780

Retail Non Food/Drug - 0.67%
The Home Depot, Inc.	USD	2.625%	06/01/2022	50,000	49,196
Macy's Retail Holdings, Inc.	USD	3.875%	01/15/2022	50,000	50,793
					99,989

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
Technology - 1.64%
Apple, Inc.	USD	3.850%	05/04/2043	75,000	$68,324
Cisco Systems, Inc.	USD	2.450%	06/15/2020	75,000	75,742
Ingram Micro, Inc.	USD	4.950%	12/15/2024	50,000	51,113
Tencent Holdings Ltd.	USD	3.800%	02/11/2025	50,000	48,389	(1)
					243,568

Transportation Non Air/Rail - 0.86%
ERAC USA Finance LLC	USD	3.850%	11/15/2024	50,000	50,404	(1)
FedEx Corp.	USD	5.100%	01/15/2044	75,000	77,559
					127,963

Wireless - 0.35%
Rogers Communications, Inc.	USD	5.450%	10/01/2043	50,000	51,977

Wirelines - 0.89%
AT&T, Inc.:
	USD	2.450%	06/30/2020	25,000	24,792
	USD	4.500%	05/15/2035	25,000	22,976
Verizon Communications, Inc.:
	USD	5.150%	09/15/2023	25,000	27,387
	USD	6.400%	09/15/2033	50,000	57,171
					132,326

TOTAL CORPORATE BONDS					4,538,012
(Cost $4,686,314)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 6.64%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.901%	08/10/2025	25,000	25,727	(1)
ARLP Securitization Trust, Series 2015-1	USD	3.967%	05/25/2055	24,968	24,968	(1)(3)
Banc of America Funding Corp., Series 2012-R6	USD	0.377%	07/26/2036	37,591	36,429	(1)(2)
BHMS 2014-ATLS Mortgage Trust, Series 2014-ATLS	USD	1.684%	07/05/2017	25,000	24,920	(1)(2)
CDGJ Commercial Mortgage Trust, Series 2014-BXCH	USD	1.579%	11/15/2016	50,000	50,046	(1)(2)
Citigroup Mortgage Loan Trust, Series 2012-1	USD	0.557%	06/25/2035	16,834	16,577	(1)(2)
Ellington Loan Acquisition Trust, Series 2007-1 A2B	USD	1.085%	05/28/2037	31,923	31,603	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	0.482%	11/26/2035	37,938	35,116	(1)(2)
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1.486%	12/15/2016	100,000	99,991	(1)(2)
Hyatt Hotel Portfolio Trust, Series 2015-HYT	USD	1.436%	11/15/2019	100,000	100,117	(1)(2)
Invitation Homes Trust, Series 2013-SFR1 A	USD	1.400%	12/17/2015	48,567	48,251	(1)(2)

					Market Value
	Currency	Rate	Maturity Date	Principal Amount*	(Expressed in U.S. $)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
ML-CFC Commercial Mortgage Trust, Series 2007-8	USD	5.880%	07/12/2017	25,000	$25,959	(2)
Oak Hill Advisors Residential Loan Trust, Series 2015-NPL1	USD	3.475%	01/25/2055	16,754	16,768	(1)(3)
RBSSP Resecuritization Trust:
Series 2012-6	USD	0.527%	11/26/2035	49,471	46,256	(1)(2)
Series 2012-6	USD	0.517%	01/26/2036	49,666	46,819	(1)(2)
Series 2012-6	USD	0.337%	08/26/2036	42,472	40,204	(1)(2)
Series 2013-1	USD	0.357%	01/26/2037	49,699	46,037	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.550%	11/20/2023	20,625	20,715	(1)
Towd Point Mortgage Trust, Series 2015-3	USD	3.000%	03/25/2054	97,865	98,150	(1)(2)
US Residential Opportunity Fund III Trust, Series 2015-1III	USD	3.721%	01/27/2018	46,110	46,100	(1)
VOLT XXII LLC, Series 2015-NPL4	USD	3.500%	02/25/2055	35,301	35,294	(1)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.500%	06/26/2045	48,058	48,005	(1)(3)
VOLT XXXIII LLC, Series 2015-NPL5	USD	3.500%	03/25/2055	23,212	23,174	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					987,226
(Cost $977,582)

U.S. TREASURY BONDS/NOTES - 14.57%
U.S. Treasury Notes:
	USD	0.250%	12/15/2015	425,000	425,099
	USD	2.000%	01/31/2016	450,000	453,235
	USD	1.625%	04/30/2019	150,000	151,735
	USD	2.000%	11/15/2021	925,000	932,504
	USD	2.750%	02/15/2024	100,000	104,932
	USD	2.250%	11/15/2024	100,000	100,417

TOTAL U.S. TREASURY BONDS/NOTES					2,167,922
(Cost $2,136,581)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 24.89%
FHLMC TBA	USD	3.000%	09/14/2015	100,000	100,141	(4)
FNMA TBA:
	USD	3.000%	09/11/2015	600,000	602,672	(4)
	USD	3.500%	09/11/2015	1,250,000	1,295,434	(4)
	USD	4.000%	09/11/2015	525,000	557,710	(4)
	USD	4.500%	09/11/2015	375,000	406,333	(4)
	USD	5.000%	09/14/2015	250,000	275,664	(4)
	USD	2.500%	09/16/2015	100,000	101,461	(4)
	USD	3.000%	09/16/2015	300,000	311,227	(4)

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount/ Shares*	(Expressed in U.S. $)
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (continued)
FNMA TBA (continued)
GNMA TBA	USD	3.500%	09/18/2015	50,000	$51,996	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					3,702,638
(Cost $3,694,803)

SHORT TERM INVESTMENTS - 24.90%
Money Market Mutual Funds - 24.90%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.10373%	N/A	3,705,202	3,705,202

TOTAL SHORT TERM INVESTMENTS					3,705,202
(Cost $3,705,202)

Total Investments - 101.50%					15,101,000
(Cost $15,200,482)
Liabilities in Excess of Other Assets - (1.50)%					(222,711)

Net Assets - 100.00%					$14,878,289

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,674,380, which represents approximately 11.25% of net assets as of August 31, 2015.
(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of August 31, 2015.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2015.
(4)	Investment purchased on a delayed delivery basis.

Common Abbreviations:
FHLMC - Freddie Mac.
FNMA - Fannie Mae.
GMTN - Global Medium Term Note
GNMA - Government National Mortgage Association.
LLC - Lmited Liability Corporation.
LP - Limited Partnership.
Ltd - Limited.
NA - National Association.
NV - Naamloze Vennootshap is the Dutch term for a Public Limited Liability Corporation.
PLC  - Public Limited Company.
SA de CV - A Variable Capital Company.
SCS - Societe en Commandite Simple is the French term for limited partnership.
TBA - To Be Announced.

Stone Harbor Strategic Income Fund	Statement of Investments
August 31, 2015 (Unaudited)

				Market Value
	Currency	Rate	Shares*	(Expressed in U.S. $)

OPEN-END FUNDS - 99.20%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	684,579	6,777,331	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,455,848	11,923,392	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,454,402	14,863,989	(1)
				33,564,712

TOTAL OPEN-END FUNDS				33,564,712
(Cost $35,535,530)

Total Investments - 99.20%				33,564,712
(Cost $35,535,530)
Other Assets In Excess of Liabilities - 0.80%				271,541	(2)

Net Assets - 100.00%				$33,836,253

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
CAD - Canadian Dollar
EUR - Euro Currency
GBP - Great Britain Pound
MXN  - Mexican Peso
USD - United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for futures contracts.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
Citigroup Global Markets	CAD	625,000	Purchase	09/28/15	$475,033	$1,273
Citigroup Global Markets	GBP	38,400	Sale	09/09/2015	58,922	917
						$2,190

Citigroup Global Markets	EUR	132,200	Sale	09/09/2015	$148,368	$(3,509)
Citigroup Global Markets	MXN	7,750,000	Purchase	09/03/15	463,755	(10,367)
						$(13,876)

**	The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount*	Unrealized Appreciation/(Depreciation)
Long Gilt Future	Long	6	GBP	12/30/15	703,140	$921
US Ultra T-Bond	Long	2	USD	9/22/15	319,500	3,125
					1,022,640	$4,046

Euro-Bund Future	Long	26	EUR	9/09/15	3,980,340	$(66,229)
US 10 Yr T-Note Future	Short	(58)	USD	12/22/15	(7,369,625)	(906)
					(3,389,285)	$(67,135)

*	The notional amount of each security is stated in the currency in which the security is denominated.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
August 31, 2015 (Unaudited)

				Market Value
	Currency	Rate	Shares*	(Expressed in U.S. $)

OPEN-END FUNDS - 100.02%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	4,799,428	$47,514,335	(1)
Stone Harbor Local Markets Fund	USD	N/A	5,901,768	44,499,330	(1)
				92,013,665

TOTAL OPEN-END FUNDS				92,013,665
(Cost $102,378,721)

Total Investments - 100.02%				92,013,665
(Cost $102,378,721)
Liabilities in Excess of Other Assets - (0.02)%				(17,626)

Net Assets - 100.00%				$91,996,039

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
August 31, 2015 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non‐U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non‐U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non‐Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds, may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a broad variety of fixed income and other income producing securities and instruments (including derivatives), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non‐diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of each Fund’s assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes are generally valued at the mean between the closing bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds and Open End Funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Credit default swaps and interest rate swaps are priced by an independent pricing service based off of the underlying terms of the swap.  Over‐the‐counter traded derivatives (primarily swaps and foreign currency options) are priced by an independent pricing service. Derivatives which are cleared by an exchange are priced by such exchange. In the event that such exchange is not able to provide a price on a timely basis, the security is priced as by an independent pricing vendor. Foreign Currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of August 31, 2015:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,232,450,287	$–	$1,232,450,287
Bank Loans	–	–	156,228	156,228
Corporate Bonds	–	511,064,618	–	511,064,618
Credit Linked Notes
Colombia	–	1,342,664	–	1,342,664
Iraq	–	–	6,414,612	6,414,612
Venezuela	–	–	13,186,448	13,186,448
Short Term Investments	3,169,970	–	–	3,169,970
Total	$3,169,970	$1,744,857,569	$19,757,288	$1,767,784,827

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$105,464	$–	$105,464
Interest Rate Swap Contracts	–	853,869	–	853,869
Liabilities
Forward Foreign Currency Contracts	–	(434,270)	–	(434,270)
Credit Default Swap Contracts	–	(3,178,147)	–	(3,178,147)
Total	$–	$(2,653,084)	$–	$(2,653,084)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$246,219,797	$–	$246,219,797
Convertible Corporate Bonds	–	1,064,146	–	1,064,146
Bank Loans	–	12,773,757	–	12,773,757
Common/Preferred Stocks	231,014	–	–	231,014
Short Term Investments	12,834,726	–	–	12,834,726
Total	$13,065,740	$260,057,700	$–	$273,123,440

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$70,728	$–	$70,728
Liabilities
Forward Foreign Currency Contracts	–	(78,433)	–	(78,433)
Total	$–	$(7,705)	$–	$(7,705)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$790,645,561	$–	$790,645,561
Corporate Bonds	–	54,410,367	–	54,410,367
Credit Linked Notes	–	30,514,757	–	30,514,757
Short Term Investments	19,820,742	–	–	19,820,742
Total	$19,820,742	$875,570,685	$–	$895,391,427

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$4,587,475	$–	$4,587,475
Liabilities
Forward Foreign Currency Contracts	–	(6,366,507)	–	(6,366,507)
Total	$–	$(1,779,032)	$–	$(1,779,032)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$43,414,387	$–	$43,414,387
Short Term Investments	72,807	–	–	72,807
Total	$72,807	$43,414,387	$–	$43,487,194

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$11,317	$–	$11,317
Liabilities
Forward Foreign Currency Contracts	–	(8,275)	–	(8,275)
Total	$–	$3,042	$–	$3,042

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$4,538,012	$–	$4,538,012
Asset Backed/Commercial Mortgage Backed Securities	–	987,226	–	987,226
U.S. Treasury Bonds/Notes	–	2,167,922	–	2,167,922
U.S. Government Agency Mortgage Backed Securities	–	3,702,638	–	3,702,638
Short Term Investments	3,705,202	–	–	3,705,202
Total	$3,705,202	$11,395,798	$–	$15,101,000

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$33,564,712	$–	$–	$33,564,712
Total	$33,564,712	$–	$–	$33,564,712

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Strategic Income Fund (continued)

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,190	$–	$2,190
Futures Contracts	4,046	–	–	4,046
Liabilities
Forward Foreign Currency Contracts	–	(13,876)	–	(13,876)
Futures Contracts	(67,135)	–	–	(67,135)
Total	$(63,089)	$(11,686)	$–	$(74,775)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$92,013,665	$–	$–	$92,013,665
Total	$92,013,665	$–	$–	$92,013,665

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers between Levels 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. Other financial assets were moved from Level 2 to Level 3 as observable inputs were not available for purposes of valuing those assets.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2015	Accrued discount/ premium		Realized Gain/(Loss)		Change in Unrealized Appreciation/ (Depreciation)	Sales Proceeds		Balance as of August 31, 2015	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2015
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$218,719	$		$		$(62,491)	$		$156,228	$(62,491)
Credit Linked Notes	22,967,945		910,889		(41,945)	(3,841,474)		(394,354)	19,601,060	(3,841,474)
Total	$23,186,664		$910,889		$(41,945)	$(3,903,965)		$(394,354)	$19,757,288	$(3,903,965)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.  The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is noted on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Schedules of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation‐Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation‐indexed bonds are fixed‐income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation‐indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S.  Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage‐backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage‐backed securities but can extend the settlement or roll the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by a Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type bellow in the notes that follow.

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of August 31, 2015 the Strategic Income Fund held futures contracts outstanding with an unrealized loss of $63,089. No other Funds held futures contracts at August 31, 2015.

Swap Agreements: The Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily.  Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).  Generally, the basis of the OTC swaps is the unamortized premium received or paid.  The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Funds may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

3. AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with a Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments  in affiliated companies for the period ended August 31, 2015 were as follows:

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance June 1, 2015	Purchases	Sales	Share Balance August 31, 2015	Dividend Income	Realized Loss	Market Value August 31, 2015
Stone Harbor Emerging Markets Debt Fund	3,994,289	1,312,999	507,860	4,799,428	$713,805	$(243,230)	$47,514,335
Stone Harbor Local Markets Fund	5,205,538	1,500,419	804,189	5,901,768	-	(1,072,501)	44,499,330
					$713,805	$(1,315,731)	$92,013,665

Stone Harbor Strategic Income Fund
Security Name	Share Balance June 1, 2015	Purchases	Sales	Share Balance August 31, 2015	Dividend Income	Realized Gain/Loss	Market Value August 31, 2015
Stone Harbor Emerging Markets Debt Fund	969,132	43,904	328,457	684,579	$101,145	$(220,066)	$6,777,331
Stone Harbor High Yield Bond Fund	1,569,300	75,090	188,542	1,455,848	172,170	(196,688)	11,923,392
Stone Harbor Investment Grade Fund	952,172	513,972	11,742	1,454,402	43,856	(3,523)	14,863,989
					$317,171	$(420,277)	$33,564,712

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At August 31, 2015 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$15,165,550
Gross depreciation on investments (excess of tax cost over value)	(107,663,457)
Net unrealized depreciation	$(92,497,907)
Cost of investments for income tax purposes	$1,860,282,734

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$4,121,647
Gross depreciation on investments (excess of tax cost over value)	(20,792,392)
Net unrealized depreciation	$(16,670,745)
Cost of investments for income tax purposes	$289,794,185

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$(19,849,212)
Gross depreciation on investments (excess of tax cost over value)	(314,261,725)
Net unrealized depreciation	$(334,110,937)
Cost of investments for income tax purposes	$1,229,502,364

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$286,775
Gross depreciation on investments (excess of tax cost over value)	(843,250)
Net unrealized depreciation	$(556,475)
Cost of investments for income tax purposes	$44,043,669

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$68,028
Gross depreciation on investments (excess of tax cost over value)	(168,274)
Net unrealized depreciation	$(100,246)
Cost of investments for income tax purposes	$15,201,246

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$20,266
Gross depreciation on investments (excess of tax cost over value)	(2,037,614)
Net unrealized depreciation	$(2,017,348)
Cost of investments for income tax purposes	$35,582,060

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$(1,241,399)
Gross depreciation on investments (excess of tax cost over value)	(10,369,409)
Net unrealized depreciation	$(11,610,808)
Cost of investments for income tax purposes	$103,624,473

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	October 26, 2015

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

Date:	October 26, 2015